ELEVATION SERIES TRUST

(the “Trust”)

The Disciplined Growth Investors Fund

(the “Fund”)

Supplement to the Statement of Additional Information (“SAI”), dated July 9, 2025 as may be supplemented and/or revised from time to time

This supplement, dated August 8, 2025 (the “Supplement”) provides new and additional information beyond that contained in the Prospectus and SAI, dated July 9, 2025, and should be read in conjunction with those documents. Except as specifically amended or supplemented by the information contained herein, this Supplement does not otherwise modify, amend or supplement the Prospectus and SAI. From and after the date of this Supplement, any references to the Prospectus and SAI, dated July 9, 2025, are to the Prospectus and SAI as supplemented hereby.

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The following paragraph is added to the “Purchasing Shares” section of the SAI, located on page 41 of the SAI:

Purchases In-Kind. The Board of Trustees of the Trust (the “Board”) has delegated to the investment adviser of the Fund the authority to accept in-kind contributions of securities into the Fund, subject to the adviser’s adherence to procedures adopted by the Trust and applicable law, for such transactions. This delegation is consistent with the authority granted to the Board pursuant to Sections 2.06 and 4.01 of the Trust’s Declaration of Trust.